UMB SCOUT FUNDS

                       Supplement dated November 29, 2001
                                  to the joint
     Prospectus and Statement of Additional Information dated October 31, 2001 for the
                                 UMB Scout Funds

This Supplement updates certain information contained in the joint UMB Scout Funds Prospectus and Statement of Additional Information, each dated October 31, 2001. You should keep this Supplement with your Prospectus and Statement of Additional Information for future reference. Additional copies of the Prospectus and Statement of Additional Information may be obtained free of charge by calling 1-800-996-2862.

The sub-advisor for the UMB Scout Equity Index Fund has changed its name from Northern Trust Quantitative Advisors, Inc. to Northern Trust Investments, Inc. to reflect the expansion of its investment management services beyond pure quantitative management. All references to "Northern Trust Quantitative Advisors, Inc." contained in the Prospectus and Statement of Additional Information are hereby replaced with the sub-advisor's new name, "Northern Trust Investments, Inc."

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